Exhibit 21.1

Subsidiaries

Subsidiary	d/b/a	Jurisdiction

2016 JV Carson City, LLC		Delaware
2016 MHC, LLC		Delaware
All Stor Asheville, LLC		Delaware
All Stor Carolina Beach, LLC		Delaware
All Stor Durham, LLC		Delaware
All Stor Indian Trail, LLC		Delaware
All Stor MH		Delaware
All Stor NC, LLC		Delaware
All Stor Prospect, LLC		Delaware
All Stor Swansboro, LLC		Delaware
All Stor Swansboro II, LLC		Delaware
Allen Storage Partners LLC	StoreMore Self Storage	Texas
American Mini Storage-San Antonio, LLC		Delaware
Banning Storage, LLC	StoreMore Self Storage	Nevada
Bend-Eugene Storage, LLC		Oregon
Big Bend Xpress Holdings, LLC		Florida
Big Bend Xpress Storage, LLC		Florida
Bishop Road Mini Storage, LLC		Washington
Broadway Storage Solutions, L.L.C.		Arizona
Bullhead Freedom Storage, L.L.C.	StoreMore Self Storage; Freedom Storage	Arizona
Chelmsford, LLC		Delaware
Corona Universal Self Storage, a California Limited Partnership		California
Eagle Bow Wakefield, LLC	Eagle Storage	Delaware
Eastpointe Storage, LLC		Delaware
Fletcher Heights Storage Solutions, L.L.C.		Arizona
Fontana Universal Self Storage, a California Limited Partnership		California
Forest Grove Mini Storage, LLC		Oregon
Forney Storage Partners LLC	StoreMore Self Storage	Texas
GAK, LLC	Cypress Mini Storage	California
Grand Prairie Storage Partners LLC	StoreMore Self Storage	Texas
Great American Storage Partners, LLC	Great America Storage	Delaware
Gresham Storage, LLC		Oregon
Hesperia Universal Self Storage, a California Limited Partnership		California
Hide Away SPE, LLC		Delaware
Hide Away Storage Holdings, LLC		Delaware
Highway 97 Mini Storage, LLC		Oregon
Highway 99 Mini Storage, LLC		Oregon
ICDC II, LLC		Oregon
iStorage JV, LLC		Delaware
iStorage JV Bridgewater, LLC		Delaware
iStorage JV DuPont Highway, LLC		Delaware
iStorage JV Hickman Road, LLC		Delaware
iStorage JV Rancho Cordova, LLC		Delaware
iStorage JV Ridge Road, LLC		Delaware
iStorage JV Sunrise Monier, LLC		Delaware
iStorage Mezz, LLC		Delaware
iStorage PO, LLC		Delaware
iStorage TRS JV, LLC		Delaware
Keepers Storage, LLC		Washington
Lewisville Storage LLC		Washington
Loma Linda Universal Self Storage, a California Limited Partnership		California

Madison Brookhaven, LLC		Delaware
Madison Eagle Drive, LLC		Delaware
Mini I, Limited		California
Murphy Storage Partners LLC	StoreMore Self Storage	Texas
National Storage Affiliates Management Company, LLC		Delaware
National Storage Insurance Solutions, Inc.		Delaware
Northwest II Chief Manager, LLC		Delaware
NSA Acquisition Holdings, LLC		Delaware
NSA All Stor, LLC		Delaware
NSA All Stor Chief Manager, LLC		Delaware
NSA Americor Holdings, LLC		Delaware
NSA BV DR, LLC		Delaware
NSA Colton DR GP, LLC	A-1 Self Storage; StorAmerica Arcadia; El Camino Self Storage; All American Self Storage	Delaware
NSA Colton DR, LLC	Plano Self Storage; Crown Valley Self Storage; Paramount Self Storage; StorAmerica Duarte	Delaware
NSA GSC DR GP, LLC	Irvine Self Storage	Delaware
NSA GSC DR, LLC	StorAmerica Palm Springs I; Carlsbad Airport Self Storage; StorAmerica Indio	Delaware
NSA HHF JV, LLC		Delaware
NSA HHF JV Tennessee Holdco, LLC		Delaware
NSA HHF Member, LLC		Delaware
NSA HHF Non-Member Manager, LLC		Delaware
NSA HHF TRS, LLC		Delaware
NSA iStorage Member, LLC		Delaware
NSA iStorage TRS Member, LLC		Delaware
NSA MGMT CO GP, LLC		Delaware
NSA Northwest CMBS II, LLC		Delaware
NSA Northwest Holdings II, LLC	Old Mill Self Storage; AllStar Storage; A-1 Westside Storage	Delaware
NSA Northwest Holdings, LLC		Delaware
NSA OP, LP		Delaware
NSA OV PM, LLC		Delaware
NSA Property Holdings, LLC		Delaware
NSA SecurCare CMBS I, LLC		Delaware
NSA SecurCare Holdings, LLC		Delaware
NSA Security Storage, LLC	NSA Security, LLC	Delaware
NSA Storage Solutions, LLC		Delaware
NSA TRS, LLC		Delaware
NSA Tustin Gateway GP, LLC		Delaware
NSA Universal DR, LLC		Delaware
NSA Villages Storage GP, LLC		Delaware
NSA-C Holdings, LLC	StorAmerica Hawaiian Gardens; StorAmerica Victorville-2; Statewide Storage; Country Club Self Storage	Delaware
NSA-Colton Holdings, LLC		Delaware
NSA-G Holdings, LLC	StorAmerica Montclair; Allsafe Freeway Storage; Leave It/Lock It Self Storage; StorAmerica Ontario; StorAmerica Palm Desert; StorAmerica Oceanside; StorAmerica Victorville	Delaware
NSA-GSC Colton Holdings, LLC		Delaware
NSA-GSC Holdings, LLC		Delaware
NSA-Northwest II, LLC		Delaware
NSA-Optivest Acquisition Holdings, LLC	StoreMore Self Storage; Fort Mohave Storage	Delaware
NSA-Optivest, LLC		Delaware
NSA-SecurCare Acquisition Holdings, LLC		Delaware
NSA-SecurCare, LLC		Delaware
NWSS Stor Rite LLC		Oregon
Oklahoma Self Storage GP, LLC		Delaware
Oklahoma Self Storage LP	SecurCare Self Storage	Colorado

Optivest Storage Partners of Austin, LLC	StoreMore Self Storage	Texas
Rev Smart, L.P.		Florida
Safegard Mini Storage, LLC		Oregon
SAG Arcadia, LP		California
SAP-II YSI #1,LLC		Delaware
SecurCare American Portfolio, LLC		Delaware
SecurCare American Properties II, LLC		Delaware
SecurCare Colorado III, LLC	SecurCare Self Storage	Delaware
SecurCare Fayetteville I, LLC		Delaware
SecurCare Moreno Valley, LLC		Delaware
SecurCare Moveit McAllen, LLC	Move It Self Storage	Delaware
SecurCare Oklahoma I, LLC	SecurCare Self Storage	Delaware
SecurCare Oklahoma II, LLC	SecurCare Self Storage	Delaware
SecurCare Portfolio Holdings, LLC		Delaware
SecurCare Properties I, LLC	SecurCare Self Storage	Delaware
SecurCare Properties II R, LLC	SecurCare Self Storage	Delaware
SecurCare Properties II, LLC	SecurCare Self Storage	Delaware
SecurCare Value Properties R, LLC	SecurCare Self Storage	Delaware
Series Americor Insurance Company, a series of Endeavor Assurance Company, LLC		Delaware
Shreve Storage Equities, L.L.C.		Louisiana
Simply Storage Caguas, LLC		Louisiana
Simply Storage Clarksville, LLC		Delaware
Simply Storage Franklin, LLC		Delaware
Simply Storage Gallatin, LLC		Delaware
Simply Storage Harrah Drive, LLC		Delaware
Simply Storage Hendersonville, LLC		Delaware
Simply Storage Hermitage, LLC		Delaware
Simply Storage Maddox Simpson Parkway, LLC		Delaware
Simply Storage Mezz, LLC		Delaware
Simply Storage Partners REIT II LLC		Delaware
Simply Storage Partners REIT LLC		Delaware
Simply Storage Quarry Loop Road, LLC		Delaware
Simply Storage White House, LLC		Delaware
Springfield Mini Storage, LLC		Oregon
Square Foot Springhill, LLC		Ohio
SS 22195 Timberlake Road, LLC		Delaware
SS 8117 Timberlake Road, LLC		Delaware
SS Bayport, LLC		Delaware
SS Beeline, LLC		Delaware
SS Billy Williamson Drive, LLC		Delaware
SS Bloomfield, LLC		Delaware
SS Blue Ash, LLC		Delaware
SS Brighton MA, LLC		Delaware
SS Brookside, LLC		Delaware
SS Catano, LLC		Delaware
SS Chevoit, LLC		Delaware
SS Cleveland Heights, LLC		Delaware
SS Cliffwood, LLC		Delaware
SS Deerfield, LLC		Delaware
SS Detroit, LLC		Delaware
SS Downtown Tulsa, LLC		Delaware
SS Eastpointe II, LLC		Delaware
SS Ferndale, LLC		Delaware
SS Fields Ertel, LLC		Delaware
SS Forest Park, LLC		Delaware
SS Fort Walton Beal Parkway, LLC		Delaware
SS Fort Walton Harrelson Drive, LLC		Delaware

SS Glenview, LLC		Delaware
SS Greensville, LLC		Delaware
SS Guaynabo, LLC		Delaware
SS Hall Road, LLC		Delaware
SS Hargrove Drive, LLC		Delaware
SS Hiawatha II, LLC		Delaware
SS Highland Park, LLC		Delaware
SS Highway 150, LLC		Delaware
SS Highway 280, LLC		Delaware
SS Hingham, LLC		Delaware
SS Hoffman Estates, LLC		Delaware
SS Huber Heights, LLC		Delaware
SS Ivy Hill, LLC		Delaware
SS Ivy Hill, LP		Pennsylvania
SS Kettering, LLC		Delaware
SS Kingsland, LLC		Delaware
SS Lakeside Drive, LLC		Delaware
SS Lincoln Park, LLC		Delaware
SS Macon Road, LLC		Delaware
SS MAMNOH, LLC		Delaware
SS Mezz, LLC		Delaware
SS Michigan, LLC		Delaware
SS Midtown Tulsa, LLC		Delaware
SS Millville, LLC		Delaware
SS Minnesota II, LLC		Delaware
SS MITX, LLC		Delaware
SS MNMI, LLC		Delaware
SS MNRI, LLC		Delaware
SS Moellering, LLC		Delaware
SS North Bend, LLC		Delaware
SS North Fort Myers, LLC		Delaware
SS Norwood, LLC		Delaware
SS Palm City, LLC		Delaware
SS Peake Road, LLC		Delaware
SS Ponce, LLC		Delaware
SS Reading, LLC		Delaware
SS Riverside Drive, LLC		Delaware
SS San Juan, LLC		Delaware
SS Sheridan, LLC		Delaware
SS South Amherst, LLC		Delaware
SS South Euclid, LLC		Delaware
SS Storage Court, LLC		Delaware
SS Titusville Access, LLC		Delaware
SS Toa Baja, LLC		Delaware
SS Trinity Church, LLC		Delaware
SS Ward and Citation, LLC		Delaware
SS West Point, LLC		Delaware
SS Whitesville Road, LLC		Delaware
SS Williamstown, LLC		Delaware
SS Yale, LLC		Delaware
Storage Management and Leasing Co. LLC		Florida
Storage Management and Repair Co., LLC		Florida
StoreMore Self Storage-Pecos Road, LLC	StoreMore Self Storage	Delaware
Supreme Storage, LLC		Oregon
Terrell Storage Partners, LLC	StoreMore Self Storage	Texas
Town Center Self Storage, LLC		Colorado
Troutdale Mini Storage, LLC		Oregon
Tustin Gateway LP		California

Universal Self Storage Hesperia LLC, a California limited liability company		California
Universal Self Storage Highland, a California Limited Partnership		California
Universal Self Storage San Bernardino LLC, a California limited liability company		California
Upland Universal Self Storage, a California Limited Partnership		California
Washington Murrieta II, LLC	StorAmerica Scottsdale	California
Washington Murrieta III, LLC	StorAmerica Phoenix 24th	Arizona
Washington Murrieta IV, LLC	StorAmerica Phoenix 52nd	California
WCAL, LLC	StoreMore Self Storage	Texas